UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

Permianville Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	001-35333	45-6259461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee 601 Travis Street 16th Floor Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Units of Beneficial Interest	PVL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 9, 2023, COERT Holdings 1, LLC (the “Sponsor”) and The Bank of New York Mellon Trust Company, N.A., a national association organized under the laws of the State of New York (the “Trustee”), acting not in its individual capacity but solely as the trustee of Permianville Royalty Trust, a Delaware statutory trust (the “Trust”), entered into the Partial Release, Reconveyance and Termination Agreement (the “Partial Release”).

Pursuant to the terms of the Partial Release, the Trustee, on behalf of the Trust, reconveyed, terminated, remised, quitclaimed and released to the Sponsor the net profits interest representing the right to receive 80% of the net profits (the “Net Profits Interest”) from the sale of oil and natural gas produced from certain properties located in the Permian Basin (the “Divestiture Properties”) sold pursuant a purchase and sale agreement entered into between the Sponsor and Empire New Mexico, LLC, a Delaware limited liability company. The release of the Net Profits Interest associated with the Divestiture Properties was approved by the Trust’s unitholders at the Special Meeting of Unitholders held on July 19, 2023.

A copy of the Partial Release is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 9, 2023, the Trust issued a press release announcing the closing of the sale of the Divestiture Properties. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Trust under the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Partial Release, Reconveyance and Termination Agreement, dated as of August 9, 2023, by and between The Bank of New York Mellon Trust Company, N.A., as Trustee of Permianville Royalty Trust, and COERT Holdings 1, LLC.

99.1	Permianville Royalty Trust Press Release dated August 9, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permianville Royalty Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: August 9, 2023		By:	/s/ Sarah Newell
Sarah Newell
Vice President